UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – September 18, 2007

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York	11545

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Bylaws

On September 18, 2007, the Board of Directors of The First of Long Island Corporation (the “Corporation”) amended Article V of the Corporation’s bylaws entitled Shares. The amendment entailed adding new Sections 1 and 3 and renumbering and amending old sections 1, 2 and 3. The amendment was made to enable the Corporation to comply with Nasdaq Marketplace rule 4350(l)(2) which requires that, on or after January 1, 2008, all securities listed on Nasdaq be eligible for a Direct Registration Program, as defined, operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934. The Corporation’s bylaws, as amended, are furnished as Exhibit 3(ii) to this Form 8-K filing.

Item 9.01. Exhibit

Exhibit 3(ii) – Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: September 18, 2007	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)